UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 17, 2004
                                                       ------------------


                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-13084                  13-3178732
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      identification No.)


2200 Highway 121, Suite 100, Bedford, Texas                        76021
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 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 800-544-9510
                                                    ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

           On November 17, 2004, Warrantech announced its financial and operating results for the Quarter and six months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

           (c)  Exhibits.
                --------

                99.1        Earnings Press Release, dated November 17, 2004

The information in this Current Report on Form 8-K and the exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WARRANTECH CORPORATION
                                          ----------------------
                                               (Registrant)


Date: November 17, 2004                   By: /s/ RICHARD F. GAVINO
                                              ----------------------------------
                                              Name:  Richard F. Gavino
                                              Title: Chief Financial Officer and
                                                     Executive Vice President

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

                                  EXHIBIT INDEX


Exhibit #                         Description                             Page #
---------        ---------------------------------------------            ------

  99.1           Press Release of Warrantech Corporation dated
                 dated November 17, 2004.                                    5

                                       4